UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2003

FAIRMARKET, INC.

(Exact name of registrant as specified in charter)

DELAWARE	000-29423	04-3551937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 UNICORN PARK DRIVE
WOBURN, MASSACHUSETTS 01801
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (781) 376-5600

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 -	Press Release of FairMarket, Inc. dated May 9, 2003 regarding First Quarter Results.

ITEM 9.	Regulation FD Disclosure

The following information is being provided under Item 12 – Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

On Friday, May 9, 2003, FairMarket, Inc. issued a press release announcing its first quarter results for the fiscal quarter ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRMARKET, INC.

Date: May 12, 2003	By:	/s/ Janet Smith
	Name:	Janet Smith
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release of FairMarket, Inc. dated May 9, 2003 regarding First Quarter Results.